Commitments and Contingencies	12 Months Ended
Jun. 30, 2024
Commitments and Contingencies [Abstract]
Commitments and contingencies
13.	Commitments and contingencies

Lease Commitments

The total future minimum lease payments under the short-term lease with respect to the office as of June 30, 2024 are payable as follows:

	Payment due to schedule
	Less than one year	Total
	US$	US$
Short-term office rental fees	169,902	169,902

Contingencies

In the ordinary course of business, the Group may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Group records contingent liabilities resulting from such claims, when a loss is assessed to be probable and the amount of the loss is reasonably estimable. In the opinion of management, there were no pending or threatened claims and litigation as of June 30, 2024 and through the issuance date of these combined financial statements.